Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003 [Member]
EBP, Tax Status [Line Items]
Federal Income Tax Status
7.	Federal Income Tax Status
The Company obtained a determination letter dated January 12, 2018, in which the Internal Revenue Service stated that the Plan was in compliance with the applicable requirements of the Code. Although the Plan has been amended since receiving this determination letter, the Plan’s administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.